UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 13, 2020
PROS Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33554	76-0168604
(Commission File Number)	(IRS Employer Identification No.)

3100 Main Street, Suite 900	Houston	TX		77002
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s telephone number, including area code			(713)	335-5151

(Former Name or Former Address, if Changed Since Last Report)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Trading symbol(s)	Name of each exchange on which registered
Common stock	$0.001 par value per share	PRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 13, 2020, Scott Cook, age 52, was appointed Senior Vice President and Chief Accounting Officer of PROS Holdings, Inc. (the “Company”), and is employed through the Company’s wholly-owned subsidiary PROS, Inc. Prior to this appointment, Mr. Cook served as the Company's Controller for more than 20 years. In connection with this appointment, the Company and PROS, Inc. entered into an amended and restated employment agreement with Mr. Cook consistent with the Company's standard employment agreement. The employment agreement provides that in the event Mr. Cook's employment with the Company is terminated by him for good reason, or by the Company without cause, and he executes a release in favor of the Company, he will be entitled to (i) severance equal to 75% of his base salary, and (ii) health benefits for the following nine months. Alternatively, if Mr. Cook's employment is terminated by the Company without cause or if he resigns for good reason within six months prior to, or anytime after, a change of control of the Company and he executes a release in favor of the Company, he will receive (i) a lump sum severance equal to 100% of his base salary, (ii) any unpaid bonus earned prior to the termination relating to periods preceding the date of termination, (iii) health benefits for the following twelve (12) months, and (iv) the acceleration of vesting of awards with respect to such shares that would have vested following the date of termination. Mr. Cook is subject to non-competition during the term of his employment and for the nine (9) month period following the termination of his employment and non-solicitation during the term of his employment and for the twelve (12) month period following the termination of his employment.

Mr. Cook has no family relationships with any of the Company's directors or executive officers and is not a party to any transactions of the type listed in Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROS HOLDINGS, INC.

Date: January 17, 2020
/s/ Damian Olthoff
Damian Olthoff General Counsel and Secretary